UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 27, 2009

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PC UNIVERSE, INC.

 (Exact name of registrant as specified in its charter)

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Nevada	000-52804	65-0620172
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

504 NW 77th Street, Boca Raton, Florida 33487

 (Address of Principal Executive Office) (Zip Code)

(561) 953-0390

 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant’s Certifying Accountant.

(a) – (b)

On March 27, 2009, the audit committee and the board of directors of PC Universe, Inc. (the “Company”) approved the dismissal of the Company’s independent registered public accounting firm, Reznick Group, P.C. (“Reznick”).  On that date, the audit committee and the board approved and ratified the engagement of Salberg & Company, P.A. (“Salberg”) to serve as the Company’s independent registered public accountants for the fiscal year ended December 31, 2008.  During the Company’s two most recent fiscal years and the subsequent period prior to the Company’s engagement of Salberg, the Company did not consult with Salberg regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

During each of the fiscal years ended December 31, 2006 and December 31, 2007 and the subsequent period from January 1, 2008 through the Company’s notice to Reznick of its dismissal on March 27, 2009: (i) there were no disagreements between the Company and Reznick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement, if not resolved to the satisfaction of Reznick, would have caused it to make reference to the subject matter of the disagreement in connection with its reports; and (ii) there were no “reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K). In addition, Reznick’s reports on the Company's financial statements for 2006 and 2007 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that Reznick’s report on the Company’s financial statements as of and for the year ended December 31, 2007 contained an explanatory paragraph expressing substantial doubt as to the Company’s ability to continue as a going concern as a result of non-compliance with the financial covenants under the Company’s line of credit and the resulting impact on the Company’s ability to continue to finance inventory purchases and provide working capital.

The Company has provided Reznick with a copy of the above disclosures and has requested that Reznick furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with such statements made by the Company. A copy of that letter, dated April 1, 2009, is attached hereto as Exhibit 16.1.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description

16.1	Letter from Reznick Group, P.C., dated April 1, 2009, to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PC UNIVERSE, INC.
(Registrant)

By:	/s/ THOMAS M. LIVIA
Thomas M. Livia President and Co-Chief Executive Officer

Date:  April 1, 2009

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Reznick Group, P.C., dated April 1, 2009, to the Securities and Exchange Commission

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